                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):        February 16, 2001
                                                   -----------------------------


                           NEXTEL INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                   333-26649                   91-1671412
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


   10700 PARKRIDGE BOULEVARD, SUITE 600, RESTON, VIRGINIA               20191
          (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:        (703) 433-4000
                                                     ---------------------------




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 5.   OTHER EVENTS.

          On February 16, 2001, Nextel Communications, our parent company, issued a press release announcing its and our financial results and other data for the quarter and year ended December 31, 2000 as more fully described in the press release, a copy of which is filed as
        Exhibit 99.1 hereto and which information is incorporated herein by reference.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
               NOT APPLICABLE

          (b)  PRO FORMA FINANCIAL INFORMATION.
               NOT APPLICABLE

          (c)  EXHIBITS.

                   Exhibit No               Exhibit Description
                   ----------               --------------------
                      99.1                  Press Release




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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                                   NEXTEL INTERNATIONAL, INC.

Date: February 16, 2001                            By:  /s/ Robert J. Gilker
                                                     ---------------------------------------------
                                                       Robert J. Gilker
                                                       Vice President and General Counsel

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                                  EXHIBIT INDEX

                   Exhibit No       Exhibit Description
                  -----------       -------------------
                       99.1         Press Release